Note 7 - Investment in Affiliates (Details) - Financial Information of Equity Method Investees - Balance Sheets - Equity Method Investments [Member] - CNY (¥) ¥ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Balance sheet
Current assets	¥ 1,348,637	¥ 364,045
Non-current assets	2,190,168	1,335,315
Current liabilities	2,389,167	929,731
Non-current liabilities	¥ 69,615	¥ 2,904